6-1162-RLL-941R2


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235


Subject:	Letter Agreement No. 6-1162-RLL-941R1 to
		Purchase Agreement No. 1810 -
		Other Matters

This Letter Agreement amends Purchase Agreement
No. 1810 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Southwest
Airlines Co. (Buyer) relating to Model 737-7H4 aircraft
(the Aircraft) and to Letter Agreement No. 6-1162-RLL-
933, as amended, entitled "Option Aircraft," relating to the sale by Boeing and purchase by Buyer of additional Model 737-7H4 aircraft (the Option Aircraft and the Rollover Option Aircraft) up to a total of five hundred forty (540) aircraft.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	Delivery Delay.

***

2.	Purchase Price - Excusable Delay/Destroyed
Aircraft.

	2.1.	If the Article 2.1 delivery month for any
Aircraft is delayed because of an excusable delay under
Article 6.1, Boeing agrees that the Aircraft Price shall be determined as if the delayed Aircraft had been delivered during the original Article 2.1 delivery month.



*** 	Pursuant to 17 CFR, 240.24b-2, confidential
information has been omitted and has been filed separately with the Securities and Exchange
Commission pursuant to a Confidential Treatment
Application filed with the Commission.



	2.2.	In the event any Aircraft is destroyed
and Boeing offers Buyer a replacement Aircraft under
Article 6.3, Boeing agrees that the Aircraft Price shall be determined as if the replacement aircraft had been delivered during the original Article 2.1 delivery month of the destroyed Aircraft.

3.	Advance Payment - Repayment.

	If Boeing terminates this Agreement with respect to any Aircraft under Article 6, Boeing hereby agrees in addition to repaying the advance payments and deposits (if applicable) in accordance with Article
6.6.1, to pay to Buyer ***

4.	Confidential Treatment.

	Buyer understands that certain commercial and financial information contained in this Letter
Agreement is considered by Boeing as confidential.
Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement
6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY



By   /s/ Alan Mulally

Its  Attorney-in-Fact
	President
	Commercial Airplanes Group

ACCEPTED AND AGREED TO as of this

date: June 22, 2000

SOUTHWEST AIRLINES CO.



By   /s/ Herb Kelleher

Its  CEO

Southwest Airlines Co.
6-1162-RLL-941R2

P.A. No. 1810
K/SWA	SA-13